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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):May 20, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2004, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2004-NC1
                     Asset Backed Pass-Through Certificates)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                         333-107958                 01-0791848
           --------                         ----------                 ----------
(State or Other Jurisdiction                (Commission                (I.R.S. Employer
of Incorporation)                           File Number)               Identification Number)

390 Greenwich Street
New York, New York                                                       10013
------------------                                                       -----
(Address of Principal Executive Offices)                               Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.               Description
-----------            -----------               -----------

1                      5.1, 8.1, 23.1            Opinion and Consent of
                                                 Thacher Proffitt & Wood LLP.
















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 21, 2004


                                               CITIGROUP MORTGAGE LOAN TRUST
                                               INC.

                                               By:  /s/ Susan Mills
                                                    ----------------------------
                                               Name:    Susan Mills
                                               Title:   Assistant Vice-President














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                                  EXHIBIT INDEX


                   Item 601(a) of
Exhibit            Regulation S-K
Number             Exhibit No.                   Description
------             -----------                   -----------

1                  5.1, 8.1, 23.1                Opinion and Consent of Counsel